AUTODESK, INC.
2022 EQUITY INCENTIVE PLAN
TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS
(Settled in Shares)
1.Grant. The Company hereby grants to the participant (the “Participant”) named in the Notice of Grant of Restricted Stock Units (the “Notice of Grant”) under the 2022 Equity Incentive Plan (as may be amended from time to time, the “Plan”) the number of Restricted Stock Units indicated on the Notice of Grant, subject to all of the terms and conditions in this agreement (together with the Notice of Grant, this “Agreement”), the director deferral election form (the “Director Deferral Election Form”), as applicable, and the Plan, which is incorporated herein by reference. When shares of the Company’s Common Stock (“Shares”) are issued to Participant in settlement of the Restricted Stock Units, par value shall be deemed paid by Participant for each Restricted Stock Unit by past services rendered by Participant. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.
2.Company’s Obligation to Settle. Unless and until the Restricted Stock Units shall have vested in the manner set forth in paragraphs 3 or 4 of this Agreement or Section 15 of the Plan, Participant shall have no right to settlement of any such Restricted Stock Units. Prior to actual settlement of any vested Restricted Stock Units, such Restricted Stock Units shall represent an unsecured obligation of the Company. Settlement of any vested Restricted Stock Units will be made in whole Shares only.
3.Vesting Schedule. Except as provided in paragraph 4 of this Agreement and Section 15 of the Plan, and subject to paragraph 5 of this Agreement, the Restricted Stock Units awarded by this Agreement shall vest in accordance with the vesting provisions set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall vest in accordance with the provisions of this Agreement subject to the Participant’s continued service with the Company as a Director.
4.Administrator Discretion. Except to the extent doing so would result in the imposition of additional taxes under Section 409A of the Code, the Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, the balance, or such lesser portion of the balance as applicable, of the Restricted Stock Units shall be considered as having vested as of the date specified by the Administrator.
5.Forfeiture upon Termination of Service as a Director. Subject to Section 7, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Director for any or no reason shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company and Participant’s right to acquire any Shares hereunder shall immediately terminate.
6.Distribution after Vesting. Unless the Participant has elected otherwise by timely executing a valid deferral election in a form acceptable to the Company with respect to Restricted Stock Units granted hereunder, any Restricted Stock Units that vest in accordance with the terms of this Agreement and the Plan will be distributed to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares as soon as administratively practicable after vesting, subject to the other provisions of this Agreement, but, subject to Applicable Law, in no event later than the 15th day of the third month following the end of (i) the Company’s fiscal year in which the Restricted Stock Units vest or (ii) the calendar year in which the

Restricted Stock Units vest, whichever is later. Any Restricted Stock Units that vest in accordance with paragraph 4 will be settled at the time(s) provided in paragraph 4, subject to the other provisions of this Agreement.
7.Disability or Death of Participant.
(a)If Participant ceases to be a Director by reason of his or her Disability during the term of this Award, all unvested Restricted Stock Units shall vest in full as of the date of such cessation of service due to such Disability.
(b)In the event of the death of Participant during the term of this Award and while a Director, all unvested Restricted Stock Units shall vest in full as of the date of death. Upon such death, any distribution or delivery to be made to Participant under this Agreement shall be made to Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator or, if no such beneficiary has been designated or survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
8.Rights as Stockholder; Dividend Equivalents. Subject to Applicable Law, neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares, subject to Applicable Law. Notwithstanding the foregoing, the Administrator may grant to the Participant dividend equivalents on the underlying Shares which shall accrue and only be paid to the extent this Award of Restricted Stock Units becomes vested.
9.Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Autodesk, Inc., c/o Stock Administrator, The Landmark @ One Market, 1 Market Street, Suite 400, San Francisco, CA 94105, or at such other address as the Company may hereafter designate in writing.
10.Grant is Not Transferable. Except to the limited extent provided in paragraph 7, this Award and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately shall become null and void.
11.Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
12.Additional Conditions to Issuance of Stock. The Company shall not be required to issue any certificate or certificates for Shares (in book entry form or otherwise) hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any Applicable Law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.
If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority. Participant’s sale of Shares may be subject to any market blackout period that may be imposed by the Company and must comply with the Company’s insider trading policies and any other applicable securities laws.
13.Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.
14.Administrator Authority. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. The Administrator shall not be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. The Administrator shall, in its absolute discretion, determine when such conditions have been fulfilled.
15.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
16.Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
17.Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
18.Section 409A. The intent of the parties is that the payments and benefits under this Agreement comply with Section 409A of the Code to the extent subject thereto, and,

accordingly, to the maximum extent permitted, this Agreement shall be interpreted and administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated service with the Company and its affiliates for purposes of this Agreement until the Participant would be considered to have incurred a “separation from service” within the meaning of Section 409A of the Code. Any payments described in this Agreement that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in this Agreement, to the extent that any payment (including Share delivery) is to be made upon a separation from service and such payment would result in the imposition of any individual penalty tax and late interest charges imposed under Section 409A of the Code, such payment shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant’s death, if earlier).
19.Modifications to the Agreement. This Agreement, the Plan, the Notice of Grant and, if any, the Director Deferral Election Form, constitute the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code prior to the actual issuance of Shares pursuant to this Award of Restricted Stock Units.
20.Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.
21.Governing Law. This Agreement shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation shall be conducted in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.
22.Acknowledgements. In accepting this Restricted Stock Unit Award, Participant acknowledges that:
(a)Any notice period mandated under Applicable Laws shall not be treated as continuous service for the purpose of determining the vesting of the Restricted Stock Unit Award; and Participant’s right to receive Shares in settlement of the Restricted Stock Unit Award after termination of service, if any, will be measured by the date of termination of Participant’s service and will not be extended by any notice period mandated under Applicable Laws. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether Participant’s service has terminated and the effective date of such termination.

(b)The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.
(c)The grant of this Restricted Stock Unit Award is a one-time benefit which does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units. All decisions with respect to future Restricted Stock Unit grants, if any, will be at the sole discretion of the Company.
(d)Participant’s participation in the Plan shall not create a right to continued service with the Company (or any Subsidiary).
(e)Participant is voluntarily participating in the Plan.
(f)The future value of the underlying Shares is unknown and cannot be predicted with certainty. If Participant obtains Shares upon settlement of the Restricted Stock Unit Award, the value of those Shares may increase or decrease.
(g)This Restricted Stock Unit Award has been granted to Participant in Participant’s status as a Director of the Company or its Subsidiaries.
(h)Any claims resulting from this Restricted Stock Unit Award shall be enforceable, if at all, against the Company.

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